UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

___________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 18, 2008

Juniper Group, Inc.
(Exact Name of Registrant as Specified in Charter)

Nevada	000-19170	11-2866771
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

20283 State Road 7, Suite 400, Boca Raton, Florida 33498
(Address of Principal Executive Offices) (Zip Code)

(561) 483-9327
Registrant’s telephone number, including area code:

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03                      Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The Company filed a Certificate of Change pursuant to NRS 78.209 with the Secretary of State of the State of Nevada, which became effective on July 18, 2008. The Certificate of Change to effect a 1 for 200 reverse stock split of the Company’s then outstanding common stock and reduce the amount of authorized shares of common stock to 200,000,000.

Item 9.01.	Financial Statements and Exhibits.

(a) – (c)	N/A

(d)	Exhibits.

	Exhibit No.	Description

	3.1	Certificate of Change

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 23, 2008	JUNIPER GROUP, INC.

By: /s/ Vlado Hreljanovic Name: Vlado Hreljanovic Title: Chairman and CEO
.

Exhibit Index

Exhibit No.	Description

3.1	Certificate of Change